[PricewaterhouseCoopers logo]

PRICEWATERHOUSECOOPERS LLP
Southwark Towers
32 London Bridge Street
London SE1 9SY
Telephone +44 (0) 20 7583 5000
Facsimile +44 (0) 20 7822 4652

The Directors
Gracechurch Card Funding (No. 6) PLC
54 Lombard Street
London EC3P 3AH


27 February 2004


Dear Directors

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form F-1 (Appendix A) of our report dated 27 February 2004 relating to the balance sheet of Gracechurch Card Funding (No. 6) PLC as at 27 February 2004, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Yours sincerely,


/s/PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business

[PricewaterhouseCoopers logo]

PRICEWATERHOUSECOOPERS LLP
Southwark Towers
32 London Bridge Street
London SE1 9SY
Telephone +44 (0) 20 7583 5000
Facsimile +44 (0) 20 7822 4652

27 February 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Commissioners:


We are aware that our report dated 29 August 2003 on our review of interim financial information of Barclaycard Funding PLC and its subsidiary undertaking Gracechurch Card Funding (No. 1) PLC (the "Group") as of and for the period ended 30 June 2003 and included in the Group's interim financial statements then ended is incorporated by reference in its Registration Statement dated 27 February 2004.

Yours sincerely,


/s/PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.

[PricewaterhouseCoopers logo]

PRICEWATERHOUSECOOPERS LLP
Southwark Towers
32 London Bridge Street
London SE1 9SY
Telephone +44 (0) 20 7583 5000
Facsimile +44 (0) 20 7822 4652

The Directors
Barclaycard Funding PLC
54 Lombard Street
London EC3P 3AH


27, February 2004


Dear Directors,


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form F-1 (Appendix D) of our report dated 25 March 2003 relating to the consolidated financial statements of Barclaycard Funding PLC for the year ended 14 December 2002, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Yours sincerely,


/s/PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. All partners in PricewaterhouseCoopers UK Associates A are authorised to conduct business as agents of, and all contracts for services to clients are with, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.